Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
As of and for the quarter ended March 31, 2006 and for the year ended December 31, 2005
On October 4, 2005, the Company filed an amended current report on Form 8-K/A with respect to the completion on August 12, 2005 of its acquisition, through a wholly-owned subsidiary, of 100% of the membership interests in Eagle Aviation Resources, Ltd., a Nevada limited liability company doing business as Las Vegas Executive Air Terminal (“LVE”). LVE is an established fixed base operation (“FBO”) operating out of McCarran International Airport in Las Vegas, Nevada under the terms of a 30 year lease granted in 1996. The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.

On May 16, 2006, the Company filed an amended current report on Form 8-K/A with respect to the completion on May 1, 2006 of its acquisition, through a wholly-owned subsidiary, of 50% of the shares of IMTT Holdings Inc., formerly known as Loving Enterprises, Inc. (“IMTT Holdings”). IMTT Holdings is the ultimate holding company for a group of companies and partnerships that own a bulk liquid storage terminal business operating as International-Matex Tank Terminals (“IMTT”). The audited financial statements required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.

The following unaudited pro forma condensed combined balance sheets as of March 31, 2006 give effect to our acquisition of TGC and IMTT as if the acquisitions had been completed as of March 31, 2006. The following unaudited pro forma condensed combined statement of operations for the quarter ended March 31, 2006 gives effect to the acquisitions of TGC and IMTT as if these transactions had occurred on January 1, 2006. The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 gives effect to the acquisitions of TGC, IMTT and LVE as if these transactions had occurred on January 1, 2005. Certain reclassifications were made to the historical financial statements to conform to the current presentation. Additionally, the pro forma adjustments in the condensed combined statement of operations include LVE adjustments from January 1, 2005 – August 12, 2005. The Form 8-K/A filed October 4, 2005 included pro forma adjustments for LVE on the condensed combined statement of operations from January 1, 2005 – June 30, 2005.

TGC adopted a new accounting standard, FIN 47, as of April 30, 2006. The effects of this statement are therefore not reflected in the following TGC historical amounts or proforma adjustments. This item is further described in Note 11 of the consolidated financials statements of K1 included as exhibit 99.1 of this filing.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
CONDENSED COMBINED PRO FORMA BALANCE SHEET
As of March 31, 2006

			Pro-forma		Pro-forma
	MIC	TGC	Adjustments		Combined
Assets:
Current Assets	$169,739	$52,713	$(86,167	) A	$136,285
Property, equipment, land & leasehold improvements, net	334,094	120,682	2,807	B	457,583
Restricted cash	19,516	—	4,100	C	23,616
Equipment lease receivables	42,999	—	—		42,999
Investment in unconsolidated business	70,409	—	359,938	D	430,347
Investment, at cost	35,716	11,856	(11,856	) E	35,716
Securities, available for sale	69,233	—	—		69,233
Related party subordinated loan	19,492	—	—		19,492
Goodwill	281,809	—	113,898	F	395,707
Intangible assets, net	296,041	—	18,250	G	314,291
Other	46,812	2,337	(11,647	) H	37,502

Total assets	$1,385,860	$187,588	$389,322		$1,962,770

Liabilities and Shareholders’ Equity (Deficit):
Current liabilities	$57,704	$17,397	$(2	) I	$75,099
Capital leases and notes payable, net of current portion	3,607	—	—		3,607
Long term debt, net of current portion	610,811	72,593	363,079	J	1,046,483
Related party long-term debt	18,714	—	—		18,714
Deferred income taxes	114,790	8,616	108,517	K	231,923
Other liabilities	10,223	8,030	(1,320	) L	16,933

Total liabilities	815,849	106,636	470,274		1,392,759
Minority interest	8,803	81	(81	) M	8,803
Shareholders’ equity	561,208	80,871	(80,871	) N	561,208

Total liabilities and shareholders’ equity	$1,385,860	$187,588	$389,322		$1,962,770

The accompanying notes are an integral part of these unaudited proforma condensed combined financial statements.

As of
March 31, 2006
A Current Assets
Reflects the acquisition of IMTT by the Company for a cash purchase price of $250.0 million plus acquisition costs of $7.0 million for a total aggregate purchase price of $257.0 million. A portion of the purchase price was funded by borrowings ($175.0 million)	$(82,000)
Reflects the increase in cash held upon TGC acquisition as a result a million draw down on the Dresdner Working Capital facility, net of certain costs	$1,835
Escrow Account for TGC’s FAC Adjustment as required by HPUC Transfer Consent	$4,500
Settlement of K1 Intercompany Loan to TGC	$(10,502)

$(86,167)

B Property, equipment, land & leasehold improvements, net
Reflects the increase to fair value of TGC’s net fixed assets acquired in excess of purchase price	$2,807

C Restricted cash
Reflects Escrow Account established for TGC Customer Appreciation reserve as required by HPUC Transfer Consent	$4,100

D Investment in unconsolidated business
Reflects the purchase price of $257.0 million plus a gross up for deferred tax liability of $102.9 million for the acquisition of IMTT. The deferred tax liability represents the tax effect of the Company’s share of the excess of fair value of the assets over the acquired tax basis	$359,938

E Investment, at cost
Reflects adjustment for investment that was not acquired through the TGC acquisition	$(11,856)

F Goodwill
Reflects the purchase price paid for TGC in excess of the fair value of net assets acquired	$113,898

G Intangible assets, net
Reflects the TGC’s fair value of trademarks, customer contracts and non-regulated work force contracts	$18,250

H Other
Reflects adjustment for credit revolver, note payable and pension assets not acquired from TGC	$(1,863)
Reflects deferred financing charges incurred as part of the TGC acquisition	$2,730
Reflects payment of deposit for TGC acquisition	$(12,514)

$(11,647)

I Current liabilities
Reflects settlement of K1 Intercompany Loan to TGC	$(2)

J Long term debt, net of current portion
Reflects the increase in the Company’s borrowings as a result of the IMTT purchase	$175,000
Reflects the net increase in the Company’s borrowings as a result of the TGC purchase	$188,079

$363,079

3 (exhibit 99.3)

As of
March 31, 2006
K Deferred income taxes
Reflects the increase in deferred income tax liability as a result of our share of the excess of fair value of the IMTT assets over the acquired tax basis	$102,938
Reflects the net increase in TGC deferred income tax liability as a result of purchase accounting adjustments	$5,579

$108,517

L Other liabilities
Reduction TGC of Pension Liability in accordance with March 31, 2006 actuarial report	$(1,320)

M Minority interest
Reflects removal of minority interests as these were acquired through the TGC acquisition	$(81)

N Shareholders’ equity
Reflects the elimination of TGC’s historical members’ equity	$(80,871)

The March 31, 2006 and December 31, 2005 Statements of Operations have been derived from audited financial statements for the ten months ended April 30, 2006 and the year ended June 30, 2005 as follows:

							Ten
			Year			One	months
	Six months	Six months	ended	Six months		month	ended
	ended	ended	June 30,	ended	Three months	ended	April 30,	Year ended
	December 31,	June 30,	2005	December	ended March	April 30,	2006	December
	2004	2005	(Audited)	31, 2005	31, 2006	2006	(Audited)	31, 2005

Total revenue	61,506	70,907	132,413	75,205	41,210	13,520	129,935	146,112
Total cost of revenue	30,090	37,403	67,493	40,964	22,876	7,450	71,290	78,367

Total gross profit	31,416	33,504	64,920	34,241	18,334	6,070	58,645	67,745

Operating & maintenance	7,859	8,414	16,273	8,701	4,474	1,590	14,765	17,115
Taxes — other than income	3,691	4,224	7,915	4,586	2,554	720	7,860	8,810
Depreciation & amortization	2,502	2,572	5,074	2,663	1,368	442	4,473	5,235
Selling, general & administrative	8,512	7,506	16,018	8,226	3,959	1,477	13,662	15,732

Operating income	8,852	10,788	19,640	10,065	5,979	1,841	17,885	20,853
Other income (expense)	149	1,474	1,623	381	142	162	685	1,855
Interest (expense), net	(1,601)	(1,883)	(3,484)	(2,242)	(1,211)	(404)	(3,857)	(4,125)

Income before income taxes & minority interest	7,400	10,379	17,779	8,204	4,910	1,599	14,713	18,583

Provision for income taxes	(2,959)	(3,986)	(6,945)	(3,269)	(1,900)	(357)	(5,526)	(7,255)
Minority interest in consolidated income	(8)	(11)	(19)	(9)	(5)	3	(11)	(20)
Cumulative effect on prior periods of change in accounting principle	0	0	0	0	0	(3,384)	(3,384)	0

Net income (loss)	4,433	6,382	10,815	4,926	3,005	(2,139)	5,792	11,308

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2006

	For the Three Months Ended March 31, 2006
				Pro-forma		Pro-forma
	MIC	IMTT	TGC	Adjustments		Combined
Statement of Operations Data:
Revenue:
Product revenue	$41,992	$—	$41,210	$—		$83,202
Service revenue	42,904	—	—	—		42,904
Lease income	1,298	—	—	—		1,298

Total revenue	86,194	—	41,210	—		127,404
Cost of revenue:
Cost of revenue — product	(25,269)	—	(22,876)	—		(48,145)
Cost of revenue — service (a)	(21,032)	—	—	—		(21,032)

Gross profit	39,893	—	18,334	—		58,227
Selling, general & administrative expense	(23,950)	—	(10,987)	—		(34,937)
Management fees	(6,478)	—	—	—		(6,478)
Depreciation	(1,710)	—	(1,368)	(77	) (1)	(3,155)
Amortization	(3,446)	—	—	(284	) (2)	(3,730)

Operating income (loss)	4,309	—	5,979	(360)		9,928
Interest income	1,702	—	—	—		1,702
Dividend income	2,651	—	—	—		2,651
Interest expense	(12,339)	—	(1,211)	(5,308	) (3)	(18,858)
Equity in earnings of unconsolidated subsidiary	2,453	2,406	—	(1,164	) (4)	3,695
Other income (expense)	(167)	—	142	—		(25)

Income (loss) from continuing operations before income tax	(1,391)	2,406	4,910	(6,832)		(908)
Income tax (expense) benefit	(21)	—	(1,900)	2,781	(5)	860
Minority interests	74	—	(5)	5	(6)	74

(Loss) income from continuing operations	$(1,338)	$2,406	$3,005	$(4,047)		$26

Basic and diluted loss per share	$(0.05)					$0.00

Weighted number of shares of trust stock outstanding — basic & diluted	27,050,745					27,050,745

(a)	Includes depreciation expense of $2.3 million

Reconciliation of profit from continuing operations to EBITDA:
(Loss) income from continuing operations	(1,338)	2,406	3,005	(4,047)	26
Interest expense, net of interest income	10,637	—	1,211	5,308	17,156
Income tax expense (benefit)	21	—	1,900	(2,781)	(860)
Depreciation	3,998		1,368	77	5,443
Amortization	3,446	—	—	284	3,730

EBITDA	16,764	2,406	7,484	(1,159)	25,495

Three
Months
Ended
March 31
2006
(1) Depreciation
Additional depreciation expense reflecting the Company’s share in the increase in value of certain TGC tangible assets, depreciated over 9 years	$(77)

(2) Amortization
Additional amortization expense reflecting the Company’s share in the increase in value of certain TGC intangible assets, depreciated over a period of 8 to 10 years	$(284)

(3) Interest Expense
Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the IMTT purchase was outstanding for the quarter ended March 31, 2006	$(2,818)
Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the TGC was outstanding for the first quarter ended March 31, 2006	$(1,594)
Increase in interest expense assuming the amount drawn under TGC’s term loan’s ($160 million) was outstanding for the quarter ended March 31, 2006	$(896)

$(5,308)

(4) Equity in income of unconsolidated subsidiary
Additional amortization and depreciation expense reflecting the Company’s share in the increase in value of certain IMTT tangible and intangible assets, depreciated over a period of 10 to 30 years	$(1,925)
Net elimination of certain intercompany business relationships that ceased upon the acquisition of our 50% interest in IMTT	$73
Elimination of interest expense of $47.8 million of debt that was repaid by IMTT Holdings using the proceeds of our equity investment	$688

$(1,164)

(5) Income tax expense
Net impact upon income taxes as a result of the above adjustments	$2,781

(6) Minority Interest
Removal of minority interest not acquired in TGC acquisition	$5

GRAND TOTAL ALL ADJUSTMENTS	$(4,047)

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2005

					Proforma		Proforma
	MIC	LVE	IMTT	TGC	Adjustments		Combined
Statement of Operations Data:
Revenue:
Product revenue	$143,273	$20,834	$—	$146,112	$—		$310,219
Service revenue	156,167	2,981	—	—	—		159,148
Lease income	5,303	—	—	—	—		5,303

Total revenue	304,743	23,815	—	146,112	—		474,670
Cost of revenue:
Cost of revenue — product	(84,806)	(13,223)	—	(78,367)	—		(176,396)
Cost of revenue — service (a)	(81,834)	(1,199)	—	—	—		(83,033)

Gross profit	138,103	9,393	—	67,745	—		215,241
Selling, general & administrative expense	(82,636)	(4,264)	—	(41,657)	—		(128,557)
Management fees	(9,294)	—	—	—	—		(9,294)
Depreciation	(6,007)	(612)	—	(5,235)	(312	) (1)	(12,166)
Amortization	(14,815)	(35)	—	—	(2,298	) (2)	(17,148)

Operating income (loss)	25,351	4,482	—	20,853	(2,610)		48,076
Interest income	4,064	13	—	—	—		4,077
Dividend income	12,361	—	—	—	—		12,361
Interest expense	(33,800)	(270)	—	(4,125)	(24,815	) (3)	(63,010)
Equity in loss of unconsolidated subsidiary	3,685	—	6,688	—	(6,021	) (4)	4,352
Other income (expense)	123	8	—	1,855	—		1,986

Income (loss) from continuing operations before income tax	11,784	4,233	6,688	18,583	(33,446)		7,842
Income tax (expense) benefit	3,615	—	—	(7,255)	13,613	(5)	9,973
Minority interests	(203)	—	—	(20)	20	(6)	(203)

(Loss) income from continuing operations	$15,196	$4,233	$6,688	$11,308	$(19,814)		$17,611

Basic and diluted loss per share	$0.56						$0.65

Weighted number of shares of trust stock outstanding — basic & diluted	27,050,745						27,050,745

(a)	Includes depreciation expense of $8.1 million

					Proforma	Proforma
	MIC	LVE	IMTT	TGC	Adjustments	Combined
Reconciliation of profit from continuing operations to EBITDA:
(Loss) income from continuing operations	15,196	4,233	6,688	11,308	(19,814)	17,611

Interest expense, net of interest income	29,736	257	—	4,125	24,815	58,933
Income tax expense (benefit)	(3,615)	—	—	7,255	(13,613)	(9,973)
Depreciation	14,098	612		5,235	312	20,257
Amortization	14,815	35	—	—	2,298	17,148

EBITDA	70,230	5,136	6,688	27,923	(6,001)	103,976

12 Months
Ended
December 31,
2005
(1) Depreciation
Additional depreciation expense reflecting the Company’s share in the increase in value of certain TGC tangible assets, depreciated over 9 years	$(312)

(2) Amortization
Additional amortization expense for the 7.5 months period prior to our acquisition of LVE on August 12, 2005. This reflects the increase in value of the intangible assets acquired to $45.9 million, and is amortized over 20 years	$(1,148)
Additional amortization expense reflecting the Company’s share in the increase in value of certain TGC intangible assets, depreciated over a period of 8 to 10 years	$(1,150)

$(2,298)

(3) Interest Expense
Reduction in interest expense as a result of LVE debt not assumed by us	$270
Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the IMTT purchase was outstanding for the entire 2005 year and that the cash paid was sourced from the proceeds of the re-financing of the Company’s A	$(14,982)
Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the TGC purchase was outstanding for the entire 2005 year	$(5,684)
Increase in interest expense assuming the amount drawn under TGC’s term loan’s ($160 million) was outstanding for the entire 2005 year	$(4,419)

$(24,815)

(4) Equity in income of unconsolidated subsidiary
Additional amortization and depreciation expense reflecting the Company’s share in the increase in value of certain IMTT tangible and intangible assets, depreciated over a period of 10 to 30 years	$(7,805)
Net elimination of certain intercompany business relationships that ceased upon the acquisition of our 50% interest of IMTT	$269
Elimination of interest expense of $32.6 million of debt that was repaid by IMTT Holdings using the proceeds of our equity investment	$1,515

$(6,021)

(5) Income tax expense
Net impact upon income taxes as a result of the above adjustments	$13,613

(6) Minority Interest
Removal of minority interest not acquired in TGC acquisition	$20

GRAND TOTAL ALL ADJUSTMENTS	$(19,814)